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                                                                EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT


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Subsidiaries of Solectron Corporation                  State or Other Jurisdiction of Incorporation or Organization
-------------------------------------                  ------------------------------------------------------------

A-Plus Manufacturing Corp                              Delaware, USA
ACN 080 683 003 Pty Ltd.                               Australia
American Information & Communications, Inc             Maryland, USA
Americom Wireless Services, Inc.                       Maryland, USA
Americom Wireless Services LLC                         Maryland, USA
Apex Data, Inc.                                        Delaware, USA
Argenteuil SAS                                         France
Biotronix 2000 Inc.                                    Canada
Blue Star Engineering Ltd.                             UK
Solectron Services Singapore Pte. Ltd.                 Singapore
C-MAC Assembly, Inc                                    Canada
C-MAC Automotive Products Inc.                         Canada
Solectron Centum Electronics Limited                   India
C-MAC Design Corporation                               North Carolina, USA
C-MAC do Brazil Ltda.                                  Brazil
C-MAC Electromag NV                                    Belgium
C-MAC Electronic Systems, Inc.                         Canada
C-MAC Engineering Inc.                                 Canada
C-MAC Engineering Ltd.                                 UK
C-MAC Europe Ltd.                                      UK
C-MAC Finance LLC                                      Delaware, USA
C-MAC France SA                                        France
C-MAC Frequency Products (CEPE)                        France
C-MAC Frequency Products Ltd.                          UK
C-MAC Holdings, Inc.                                   Delaware, USA
C-MAC Holdings Ltd.                                    British Virgin Island
C-MAC Holdings SAS                                     France
C-MAC Industries, Inc.                                 Canada
C-MAC Interconnect USA Inc.                            Delaware, USA
Solectron Invotronics Inc.                             Canada
C-MAC Kanata Inc.                                      Canada
Shinei-Metaltek Montreal, Inc.                         Canada
C-MAC Microcircuits Inc.                               Canada
C-MAC Microcircuits Ltd.                               UK
C-MAC Microcircuits USA, Inc.                          Florida, USA
C-MAC Microcircuits GmbH                               Germany
C-MAC Micotechnology Holdings, Inc.                    Delaware, USA
C-MAC Networks Systems, Inc.                           North Carolina, USA
C-MAC Network Systems Ltd.                             UK
C-MAC Nevada Inc.                                      Nevada, USA
C-Mac of America, Inc.                                 Canada
C-MAC Packaging Systems, Inc.                          Florida, USA
C-MAC Properties, Inc                                  Delaware, USA
C-MAC Quartz Crystals, Inc.                            Pennsylvania, USA
C-MAC Quartz Crystal Ltd.                              UK
C-MAC ULC                                              Delaware, USA
C-MAC Wong's Industries Holdings Ltd.                  British Virgin Island
DY4 Inc. (US Holding Co.)                              Delaware, USA
DY 4 Systems Inc.                                      Canada
DY 4 Systems International Ltd.                        Barbados
DY 4 Systems (UK) Ltd.                                 UK
DY Systems Ltd.                                        California, USA
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
Evreux Bat SCI                                                                 France
Fine Pitch Technology, Inc.                                                    California, USA
Force Computer France SARL                                                     France
Force Computers GmbH                                                           Germany
Force Computers, Inc                                                           Delaware, USA
Force Computers (India) Pvt. Ltd.                                              India
Force Computers Japan KK                                                       Japan
Force Computers Sweden AB                                                      Sweden
Force Computers U.K. Limited                                                   UK
G.H.Z Technologies Inc.                                                        Canada
Iphotonics, Inc.                                                               Maryland, USA
DY4 Systems, Virginia, Inc.                                                    Virginia, USA
Kavlico Corporation                                                            California, USA
Kavlico GmbH                                                                   Germany
LG Technologies Group Inc.                                                     Canada
Magnetic Data Belgium, N.V.                                                    Belgium
Magnetic Data California, LLC                                                  Delaware, USA
Magnetic Data Tennessee, LLC                                                   Delaware, USA
Magnetic Data Texas, LLC                                                       Delaware, USA
Solectron Manufactura de Mexico S.A. de C.V.                                   Mexico
Magnetic Data Minnesota, LLC                                                   Delaware, USA
Solectron Global Services Singapore Pte. Ltd.                                  Singapore
MDT, Ltd.                                                                      Cayman Islands, British West Indies
Memquest, Inc                                                                  Delaware, USA
Memquest Limited                                                               UK
Metaltek, Inc.                                                                 Delaware, USA
NatSteel Electronics Inc                                                       California, USA
NatSteel Electronics International Ltd.                                        British Virgin Island
Navox Corporation                                                              Delaware, USA
NEL (US) Holdings, Inc.                                                        Delaware, USA
NP Online Pte. Ltd.                                                            Singapore
Patria Design Centre Pte. Ltd.                                                 Singapore
Patria Design, Inc.                                                            California, USA
PCI-SLR Technology (Guangzhou) Co., Limited                                    China
PT Solectron Technolgy Indonesia                                               Indonesia
R&M Metaltek Inc.                                                              Canada
Revhold Ltd.                                                                   UK
Sam Surface Treat Pte. Ltd.                                                    Singapore
Scrantom Engineering, Inc.                                                     California, USA
Shanghai Shinei Industrial Co., Ltd                                            China
Shinei International Pte. Ltd.                                                 Singapore
Shinei Scotland Limited                                                        Scotland
Shinei USA, Inc                                                                Oregon, USA
SLR Europe Holdings C.V.                                                       Netherlands
Smart Modular Technologies (Deutschland) GmbH                                  Germany
Smart Modular Technologies (Europe) Limited                                    UK
Smart Modular Technologies (FSC), Inc.                                         Barbados
Smart Modular Technologies, Inc.                                               California, USA
Smart Modular Technologies (MA), Inc.                                          Delaware, USA
Smart Modular Technologies (P.R.), Inc.                                        California, USA
Smart Modular Technologies (Puerto Rico), Inc.                                 Cayman Islands, British West Indies
Smart Modular Technolgoies Sdn. Bhd.                                           Malaysia
SMIS R&D Inc.                                                                  Canada
Solectron Australia Pty. Ltd.                                                  Australia
Solectron (Beijing) Electronic Equipment Repair Services Co., Ltd.             China
Solectron Brasil Ltda.                                                         Brazil
Solectron California Corporation                                               California, USA
Solectron Canada Holdings, Inc.                                                Canada
Solectron Canada ULC                                                           Canada
Solectron Capital Trust 1                                                      Delaware, USA
Solectron Cayman Ltd.                                                          Cayman Islands, British West Indies
Solectron Corporation                                                          Delaware, USA
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
Solectron da Amazonia Ltda.                                                         Brazil
Solectron do Brasil Holdings Ltda.                                                  Brazil
Solectron Elektronik Uretim ve Pazarlama Danayi ve Ticaret Anonim Sirketi           Turkey
Solectron Europe B.V.                                                               Netherlands
Solectron Europe Holdings LLC                                                       Delaware, USA
Solectron Federal Systems, Inc.                                                     Delaware, USA
Solectron France Holding SASU                                                       France
Solectron France SAS                                                                France
Solectron Funding Corporation                                                       Delaware, USA
Solectron Global Services Australia Pty Limited                                     Australia
Solectron Global Services Canada, Inc.                                              Canada
Solectron Global Services (Hong Kong) Limited                                       Hong Kong
Solectron Global Services, Inc.                                                     California, USA
Solectron Global Services Mexico S.A. de C.V.                                       Mexico
Solectron Global Services (USA), Inc.                                               Delaware, USA
Solectron GmbH                                                                      Germany
Solectron Grundbesitz GmbH                                                          Germany
Solectron (HK) Technology Ltd.                                                      British Virgin lslands
Solectron Holding Deutschland GmbH                                                  Germany
Solectron Holdings Ltd.                                                             Delaware, USA
Solectron Hungary Electronics Manufacturing Co., Ltd.                               Hungary
Solectron Industrial Comercial, Servicios e Exportadora do Brasil Ltda.             Brazil
Solectron International Distribution Canada Limited Partnership                     Canada
Solectron International Distribution, Inc.                                          California, USA
Solectron International (Netherlands) BV                                            Netherlands
Solectron IPCS Pte. Ltd.                                                            Singapore
Solectron Ireland                                                                   Cayman Islands, British West Indies
Solectron Ireland (Foreign Branch office of Cayman Subsidiary)                      Cayman Islands
Solectron Ireland Holding Ltd                                                       Cayman Islands, British West Indies
Solectron K.K.                                                                      Japan
Solectron Malaysia Sdn. Bhd.                                                        Malaysia
Solectron Massachusetts Corporation                                                 California, USA
Solectron Mauritius Holdings Limited                                                Mauritius
Solectron Mauritius Limited                                                         Mauritius
Solectron Netherlands B.V.                                                          Netherlands
Solectron Nova Soctia ULC                                                           Canada
Solectron Romania SRL                                                               Romania
Solectron Scotland Limited                                                          UK
Solectron Servicios Monterrey S.A. de C.V.                                          Mexico
Solectron Servicios S.A. de C.V.                                                    Mexico
Solectron (Shanghai) Technology Co. Ltd.                                            China
Solectron (Shenzhen) Technology Co. Ltd.                                            China
Solectron Singapore Holdings Pte. Ltd.                                              Singapore
Solectron South Carolina Corporation                                                South Carolina, USA
Solectron (Suzhou) Technology Co., Ltd.                                             China
Solectron Sweden AB                                                                 Sweden
Solectron Taiwan Co., Ltd.                                                          Taiwan
Solectron Technology, Inc.                                                          California, USA
Solectron Technology Sdn. Bhd.                                                      Malaysia
Solectron Technology Singapore Pte. Ltd.                                            Singapore
Solectron Telecommunications Pty. Limited                                           Australia
Solectron Texas, Inc.                                                               Delaware, USA
Solectron Texas, LP                                                                 Delaware, USA
Solectron UK Limited                                                                UK
Stream International (Bermuda) Ltd.                                                 Bermuda
Stream International Canada Inc.                                                    Canada
Stream International Europe B.V.                                                    Netherlands
Stream International GmbH                                                           Germany
Stream International Inc.                                                           Delaware, USA
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
Stream International Inc.                                                       Nevada, USA
Stream International (N.I.) Limited.                                            UK
Stream International Nordic AB                                                  Sweden
Stream New York, Inc.                                                           Delaware, USA
Stream Servicios de Apoyo Informatico SRL                                       Spain
Thai Integrated Electronic Co. Ltd.                                             Thailand
US Robotics Corporation                                                         Delaware, USA
Corporate Software Limited K.K.                                                 Japan
Solectron Israel Co. Ltd.                                                       Israel
PCI-Nel Technology Co. Ltd.                                                     Singapore
PCI-Technology Ltd.                                                             Singapore
Shinei Electronic Technology (Shanghai) Co. Ltd.                                Shanghai
Solectron Electronic Technology (Shanghai) Co. Ltd.                             China
Solectron Global Holdings L. P.                                                 Cayman Islands
Solectron Global Services Italy S.R.L.                                          Italy
Solectron Servicios Chihuahua S.A. de C.V.                                      Mexico
Solectron (Shanghai) Electronic Equipment Repair Services Co., Ltd.             China
Solectron (Waigaoqiao) Technology Co. Ltd.                                      China
Stream Tracmail (Mauritius) Ltd.                                                Mauritius
Stream Tracmail Pvt Ltd.                                                        India
Solectron Holdings Ltd.                                                         Delaware, USA
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